UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2009

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 26, 2009, Kohl’s Corporation (the “Company”) Board of Directors announced that Kevin Mansell has been named Chairman of the Board effective September 1, 2009.  Mr. Mansell will also continue to serve as President and Chief Executive Officer.  With Mr. Mansell’s appointment, Larry Montgomery will retire from his position as Chairman of the Board effective September 1, 2009, but will continue to be employed by the Company and serve on the Board of Directors until January 30, 2010.  Mr. Montgomery has agreed to provide additional transition assistance following retirement.  The press release announcing this succession is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 26, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Kohl’s has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 26, 2009

KOHL’S CORPORATION

By:  /s/ Richard D. Schepp

Richard D. Schepp

Executive Vice President

General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 26, 2009

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